SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 8, 2003

Date of Report
(Date of earliest event reported)

THE GYMBOREE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21250	942615258

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 Airport Boulevard, Suite 200, Burlingame, CA 94010-1912

(Address of Principal Executive Offices, including Zip Code)

(650) 579-0600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On September 8, 2003, The Gymboree Corporation issued a press release announcing that Stuart G. Moldaw, chairman emeritus of the board of directors of The Gymboree Corporation, had adopted a prearranged trading plan in accordance with Securities and Exchange Commission Rule 10b5-1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Press Release of The Gymboree Corporation issued September 8, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION

Dated: September 8,2003	By	/s/ Myles B. McCormick

Myles B. McCormick Chief Financial Officer

Exhibit Index

99.1	Press Release of The Gymboree Corporation issued September 8, 2003.